Exhibit 99.2

Endeavour Unveils New Portfolio of U.S. Resource Plays January 6, 2010

Montana Cohort (Marcellus) Cohort (Haynesville) Hillwood

The Haynesville Project - Overview 50/50 venture with Cohort (J-W) Five distinct prospects - Four in Haynesville / One in Cotton Valley 17,700 gross acres (7,250 net acres) 200 + future drilling locations Avg Well Cost: $ 8-9 MM gross Avg EUR per Well: 7-8 BCF gross Avg IP per Well: 15 MMcf/d Acquired 50% interest in 24 wells for $15 MM - 10/30/09 Net Proved reserves:13.1 BCFE Net Production: 3.9 MMcf/d Newest well tested 21 MMcf/d

Haynesville Area Highlights

Endeavour

Northern Louisiana Has Been the Most Active and Prolific Haynesville Area

Area operators have reported very robust well results from Haynesville Shale completions

- Endeavour's partner has participated in 17 horizontal and 6 vertical wells to date (14 wells operated)
  - Vertical wells drilled to secure acreage
  - Latest Endeavour (Cohort operated) horizontal well 24-hour rate of over 21 MMcfe/d
  - Last 2 horizontal wells drilled in an average of 42 days, with an average drilling cost of $7.5 MM

Petrohawk

- Average IP rate of all wells completed to date is ~18 MMcfe/d
- Recent well IP rates:
  - 13.4 MMcfe/d (Bossier Parish, LA)
  - 18.8 MMcfe/d (Bossier Parish, LA)
  - 15.1 MMcfe/d (Bossier Parish LA)
  - 23.3 MMcfe/d (De Soto Parish, LA)

EXCO Resources

- Horizontal IP rate range of last 5 wells in DeSoto Parish, LA: 21.4 MMcfe/d – 26.1 MMcfe/d
- Drilled horizontal well in Caddo Parish, LA: 8.6 MMcfe/d

Comstock

- Drilled 5 horizontal wells recently:
  - 7.4 MMcfe/d (Harrison Co, TX)
  - 7.2 MMcfe/d (De Soto Parish, LA)
  - 15.1 MMcfe/d (De Soto Parish, LA)
  - 16.2 MMcfe/d (De Soto Parish, LA)
  - 11.6 MMcfe/d (De Soto Parish, LA)


North LA Area – Industry Highlights
BOSSIER
CADDO
BIEN
RED RIVER
DE SOTO
Jefferies
J-W Operating Areas

J-W / Cohort Energy

Caspiana & Elm Grove Fields
- Cupples 10 #1-H, IP=18 MMcf/d, 3800'
- Knox Min. 6H, IP=11.8 MMcf/d, 2500'
- Dalton 10 #1-H, IP=11.5 MMcf/d, 3453'
- Dean 17H, IP=10.8 MMcf/d, 4100'
- Pennwell 15H , IP=7.8 MMcf/d,3784'
- Whitaker 23H , IP=6.5 MMcf/d, 2200'
- Broussard 5H, IP=5.4 MMcf/d, 3500'
- White 16 #2-H, Frac 7/20/09
- Lower rates a result of short laterals or proximity to faults

Endeavour /Cohort

Woodardville Prospect
- I. Minerals 3 #1-H , IP=21 MMcf/d, 4648' lateral

Metcalf Prospect

Bull Bayou Prospect

Grand Cane Prospect

Forest Oil

- 14 Vertical well test completed
- Two most recent horizontal well IP rates: 20 Mmcfe/d and 14 MMcfe/d (Red River Parish, LA)
- Two additional wells tested at an average of 5 MMcfe/d (locations undisclosed)

The Marcellus Project - Overview 50/50 venture with Cohort (J-W) Cohort has multiple project areas on 48,000 acres in west PA (19,750 net to END) All Cohort operated 300+ future drilling locations Avg Well Cost: $3.5 MM gross Avg EUR per Well: 3-4 BCF gross Avg IP per Well: 3.5 MMcf/d gross Close to major pipelines Premium gas pricing

Marcellus Area Highlights

- Acreage is beginning to increase in activity (currently bracketed by most active parts of the play in NE and SW Pennsylvania)
- Approximately 44% of J-W acreage is not subject to lease expiry
- Large acreage blocks will facilitate horizontal drilling



Endeavour/Cohort
Daniel Prospect - contains 49% of Endeavour JV Marcellus acreage
•C-4 IP Rate - 300 Mcf/d
•C-5 - Waiting on PL
•C-7H IP Rate - 1.1 MMcf/d, ~3,000' lateral
Isaiah Prospect
Jonah Prospect
Malachi Prospect
Ruth Prospect
Samuel Prospect
EOG Resources
• Hz. Completion > 3.0 MMcf/d
• 3,000 ft. lateral ~1.5 MMcf/d IP (Elk Co.)
• 2 Additional vertical wells (Potter Co., Clearfield Co.)
Western PA Area – Industry Highlights
Marcellus Permits
Warren
Mc Kean
Potter
Forest
Elk
Cameron
Clarion
Jefferson
Clearfield
Clinton
Centre
Armstrong
Isaiah Prospect
Jonah Prospect
Daniel Prospect
Malachi Prospect
Samuel Prospect
Ruth
EXCO Resources
• Drilled 2 horizontal wells 1.0 to 2.6 MMcf/d IP (Centre Co.)
Stone Energy
• Drilled vertical well w/ 0.5 MMcf/d IP rate (Clinton Co.)
Anadarko Petroleum
• Drilled 4 vertical wells (Clinton Co.)
Range Resources
• Drilled 4 vertical and 1 horizontal well; vertical IP rates of 6.3 and 2.3 MMcf/d (Centre Co. and Lycoming Co.)
Marcellus Permits Issued 2007-2009 (from publicly available data)

Alabama Frontier Gas Shale Play - Overview 50/50 venture with Hillwood effective January 5, 2010 "First Mover" position in frontier gas shale play 50% interest in 160,000 gross acres mostly contiguous (63,000 net to END) Initial cost of entry - $8 MM Up to 400 potential drilling locations Plan to drill 4 wells in 2010

Montana Frontier Oil Shale Play - Overview 50% of working interests owned by Independent Montana Producer - (25% WI) 300,000 gross acres (75,000 net to END) Frontier oil shale play - multiple targets 900 potential drilling locations Plan to drill three test wells in 2010 JV Area

Potential Production Impact - Total New Resource Plays 2010 2015